Exhibit 99.1

Cepton Technologies, Inc., an Innovator in Automotive ADAS Lidar, and Growth Capital Acquisition Corp., Enter into Business Combination Agreement

•	Cepton Technologies, Inc. (“Cepton”), an innovator in light detection and ranging (lidar) for automotive Advanced Driver Assistance Systems (ADAS) and vehicle autonomy, to combine with Growth Capital Acquisition Corp. (“Growth Capital”, Nasdaq: GCAC)
•	Business combination follows Cepton securing the ADAS industry’s largest lidar series production award† from a leading global Top 5 automotive OEM‡, with expected start of deployment in consumer vehicles in 2023
•	With ongoing engagements with all of the Top 10 global automotive OEMs‡, Cepton is expected to be the first lidar company to penetrate the passenger vehicle mass market across multiple vehicle classes and models in the next several years, thereby enabling lidar to become an essential safety sensor
•	The transaction values Cepton at an enterprise value of approximately $1.5 billion on a cash-free, debt-free basis
•	Upon the closing of the transaction the combined company will be renamed Cepton Inc. and will be listed on Nasdaq under the new ticker symbol “CPTN”
•	Transaction is expected to provide approximately $231 million in gross proceeds, comprised of $172.5 million from Growth Capital assuming no redemption of the funds held in its trust account and $58.5 million from a PIPE offering anchored by existing Cepton investor, Japan-based KOITO MANUFACTURING CO., LTD. (“KOITO”), a global Tier 1 automotive supplier

•	Cepton plans to use the net proceeds from the transaction to accelerate its growth strategy, including securing additional series production design wins at other Top 10 automotive OEMs

SAN JOSE, CA and NEW YORK, NY, August 5, 2021 — Cepton, a Silicon Valley innovator and leader in high performance MMT® lidar solutions, and Growth Capital, a publicly traded special purpose acquisition company, announced today that they have entered into a definitive business combination agreement (the “Business Combination Agreement”), as well as related subscription agreements for an aggregate $58.5 million private placement in connection with the business combination (the “PIPE”). Upon the closing of the transaction, the combined company will be renamed “Cepton, Inc.” and is expected to be listed on the Nasdaq stock exchange under the new ticker symbol “CPTN”.

The transaction with Cepton enables Growth Capital to enter the lidar sector, one of the most innovative and rapidly growing sectors, with particular focus on ADAS in mass-market passenger vehicles. Founded in 2016 in San Jose, California, by technologists from Stanford University, Cepton has from its inception focused on ADAS, the largest-end market for lidar. Cepton co-founder and CEO, Dr. Jun Pei, and co-founder and CTO, Dr. Mark McCord, had a shared vision of how lidar could become instrumental in dramatically reducing traffic collisions, in eliminating the human and financial toll of avoidable vehicle and pedestrian accidents, and in enabling safe autonomous driving for passenger vehicles. They consequently built an accomplished team of industry veterans at Cepton with deep lidar and optical technology expertise to deploy state-of-the-art lidar sensors aimed at the automotive market.

† Largest known ADAS lidar series production award based on number of vehicle models awarded

‡ Ranking based on IHS light vehicle production volume rankings for 2019

In realizing its founders’ vision for safety and autonomy for everyday consumers, Cepton believes it is poised to lead the ADAS lidar market after securing the largest ADAS lidar series production award to-date† with a leading, global Top 5 automotive company (OEM)‡, in partnership with its current investor and PIPE anchor investor, KOITO, a leading global automotive Tier 1 supplier.

Cepton’s unique value proposition is its patented, directional lidar technology, known as MMT® (Micro Motion Technology), that enables high performance at low cost, with excellent manufacturability at high volume. The compact form factor and low power consumption of Cepton MMT® lidars have enabled Tier 1 partners and customers to seamlessly integrate the lidars in vehicle fascia, in headlamps, on the roof and behind windshields, making them versatile for ADAS applications. The award-winning MMT® lidars use a mirrorless, rotation-free and frictionless method for three-dimensional (3D) imaging which maximizes optical efficiency, reliability and scalability. These lidars also include Cepton’s proprietary micro-optical lidar modules, with integrated, custom lidar engine ASICs (Applications Specific Integrated Circuits) for state-of-the-art illumination control and detection. The compelling price paired with the high performance of Cepton’s lidars places Cepton in a strong position to grow its core business beyond mass-market ADAS, into the autonomous vehicles (AV) and adjacent smart infrastructure markets.

Under the terms of the Business Combination Agreement, Cepton shareholders will receive consideration in the form of newly issued shares of Growth Capital common stock, valued based upon a Cepton enterprise value of $1.5 billion on a cash-free, debt-free basis. Upon closing, the combined company is expected to have an estimated equity value of approximately $1.8 billion, which includes approximately $231 million in gross proceeds, comprised of $172.5 million from Growth Capital’s trust account (assuming no redemptions) and a $58.5 million fully committed common stock PIPE, anchored by existing investor KOITO, which satisfies the contractual closing cash condition. Cash proceeds released from Growth Capital’s initial $172.5 million trust account after any stockholder redemptions and payment of transaction expenses and other Growth Capital liabilities will remain with the combined company, and Cepton intends to use the aggregate cash proceeds to accelerate its growth strategy, including securing additional series production design wins at other Top 10 automotive OEMs.

The boards of directors for both Cepton and Growth Capital have unanimously approved the proposed business combination, which is expected to be completed in the fourth quarter of 2021, subject to, among other things, the approval by Growth Capital’s stockholders, satisfaction of the conditions stated in the definitive agreement and other customary closing conditions, including a registration statement being declared effective by the U.S. Securities and Exchange Commission (the “SEC”), the receipt of certain regulatory approvals, and approval by The Nasdaq Stock Market to list the securities of the combined company.

Additional information about the proposed transaction, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by Growth Capital with the SEC and available at www.sec.gov. More information about the proposed transaction will also be described in Growth Capital’s registration statement relating to the business combination, which it will file with the SEC.

“We founded Cepton with the goal of creating a lidar that would be a key ADAS sensor to enable higher levels of safety and autonomy for millions of consumer vehicles, and today’s announcement is another step in making that vision a reality,” said Dr. Pei. “Our merger with Growth Capital is a tremendous milestone for Cepton because it enables us to accelerate our investment in state-of-the-art lidar solutions and manufacturing partnerships that are expected to make the next generation of road safety accessible to mass-market consumer vehicles, not just luxury vehicles. We anticipate that people will be able to purchase vehicles with advanced driver assist features powered by Cepton’s lidar technology by 2023. I am grateful to our investors, employees, partners, and customers for enabling us to reach this milestone and I look forward to working with the team at Growth Capital to expand our market leadership position.”

Akis Tsirigakis, co-CEO of Growth Capital, stated: “As we examined the market for lidar, a technology that will affect almost every aspect of our everyday life, it became clear to us that Cepton stands well above the rest with its large ADAS series production win at a leading global Top 5 global automotive OEM. That win, along with Cepton’s mature and experienced leadership team, its world-class MMT® lidar technology, and its partnerships with leading global automotive Tier 1 suppliers, puts Cepton in a pole position to substantially expand its market share and maintain their leadership in the automotive lidar space. We are very excited to be Cepton’s partner in fueling the next phase of its growth.”

George Syllantavos, co-CEO of Growth Capital, added: “Through this transaction, we offer our shareholders the opportunity to participate in the growth prospects of this innovative company within the exciting lidar sector. The size of Cepton’s auto OEM series production award sets a milestone not only for the company, but for the entire lidar industry, as it is an important step towards mass adoption for the automotive industry. Cepton is a company at the forefront of technological advancements with a robust patent portfolio and the coveted, patented MMT® lidar technology, which has enabled it to generate ongoing engagements with all of the Top 10 global OEMs. We are excited about the future and are committed to contribute to the company’s success.”

Advisors

J.P. Morgan Securities LLC (“J.P. Morgan”) is serving as financial advisor to Cepton and O'Melveny & Myers LLP is serving as legal counsel to Cepton. Maxim Group LLC (“Maxim”) is serving as financial advisor to Growth Capital and Ellenoff Grossman & Schole LLP is serving as legal counsel to Growth Capital.

J.P. Morgan is acting as lead placement agent to Growth Capital. Maxim is also serving as joint placement agent. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to the placement agents.

Maxim and Craig-Hallum Capital Group LLC are acting as capital markets advisors to Growth Capital.

Conference Call, Webcast and Presentation Information

Management of Growth Capital and Cepton will host an investor call on Thursday August 5th at 9:00 am EDT to discuss the proposed transaction. The conference call can be accessed via dial-in using the following numbers:

•	Toll Free: 1-800-231-0316
•	Toll/International: 1-314-696-0504

Alternatively, participants can use this webcast link: http://public.viavid.com/index.php?id=146215

About Cepton Technologies, Inc.

Cepton provides state-of-the-art, intelligent, lidar-based solutions for a range of markets such as automotive (ADAS/AV), smart cities, smart spaces and smart industrial applications. Cepton’s patented MMT®-based lidar technology enables reliable, scalable and cost-effective solutions that deliver long range, high resolution 3D perception for smart applications.

Founded in 2016 and led by industry veterans with over two decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, California, with a presence in North America, Germany, Japan, India and China, to serve a fast-growing global customer base. For more information, visit www.cepton.com.

About Growth Capital Acquisition Corp.

Growth Capital Acquisition Corp. (“Growth Capital”) is a Delaware blank check company, also commonly referred to as a special purpose acquisition company (or SPAC), formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities in any industry or geographic region. Growth Capital is led by its Co-Chief Executive Officers, Akis Tsirigakis and George Syllantavos.

Forward-Looking Statements

Certain statements herein are “forward-looking statements” made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about Cepton and Growth Capital and the transactions contemplated by the Business Combination Agreement (the “Transactions”), and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the Transactions, including the anticipated initial enterprise value and post-closing equity value, the benefits of the Transactions, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Transactions. Such forward-looking statements reflect Cepton’s or Growth Capital’s current expectations or beliefs concerning future events and actual events may differ materially from current expectations. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “designed to” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Any such forward-looking statements are subject to various risks and uncertainties, including (1) the success of our strategic relationships, including with our Tier 1 partners, none of which are exclusive; (2) the possibility that Cepton’s business or the combined company may be adversely affected by other economic, business, and/or competitive factors; (3) the risk that current trends in automotive and smart infrastructure markets decelerate or do not continue; (4) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of Growth Capital or Cepton is not obtained; (5) risks related to future market adoption of Cepton’s offerings; (6) the final terms of Cepton’s arrangement with its Tier 1 partner and, in turn, its Tier 1 partner's contract with the major global automotive OEM differing from Cepton's expectations, including with respect to volume and timing, or the arrangement can be terminated or may not materialize into a long-term contract partnership arrangement; (7) the ability of Growth Capital or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; (8) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following any redemptions by Growth Capital’s stockholders; (9) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the proposed business combination; (10) costs related to the proposed business combination; (11) expectations with respect to future operating and financial performance and growth, including when Cepton will generate positive cash flow from operations; (12) Cepton’s ability to raise funding on reasonable terms as necessary to develop its product in the timeframe contemplated by its business plan; (13) Cepton’s ability to execute its business plans and strategy; (14) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination and definitive agreements for the proposed business combination by the stockholders of Growth Capital; and (15) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination. If any of these risks materialize or any of Growth Capital’s or Cepton’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Cepton and Growth Capital do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See “Risk Considerations” in the investor presentation, which will be provided in a Current Report on Form 8-K to be filed by Growth Capital with the SEC and available at www.sec.gov

Additional Information and Where to Find It

Growth Capital intends to file with the SEC a registration statement on Form S-4 with a proxy statement containing information about the proposed transaction and the respective businesses of Cepton and Growth Capital. Growth Capital will mail a final prospectus and definitive proxy statement and other relevant documents after the SEC completes its review. Growth Capital stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Growth Capital, Cepton and the proposed transaction. The final prospectus and definitive proxy statement will be mailed to stockholders of Growth Capital as of a record date to be established for voting on the proposed transaction. Stockholders of Growth Capital will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Growth Capital, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and Growth Capital’s other filings with the SEC can also be obtained, without charge, by directing a request to: Growth Capital Acquisition Corp. 300 Park Avenue, New York, NY 10022. Additionally, all documents filed with the SEC can be found on Growth Capital’s website, www.gcaccorp.com.

Participants in the Solicitation

Cepton and Growth Capital and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed business combination. Growth Capital stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Growth Capital in Growth Capital’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021, which was filed with the SEC on July 19, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Growth Capital’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement/prospectus that Growth Capital intends to file with the SEC.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Cepton Contacts

Media Relations: media@cepton.com

Investor Relations: InvestorRelations@cepton.com

Growth Capital Contact

Email: inquiries@gcacorp.com

Website: www.gcacorp.com